UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2010

AMHN, INC.

(Exact name of registrant as specified in its charter)

Utah	000-16731	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North First Street, Suite 104, Burbank, California 91502

(Address of principal executive offices and Zip Code)

(424) 239-6781

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officer

On June 15, 2010, the Company’s Board of Directors accepted the resignation of Donald R. Mastropietro as the Company’s Vice President Finance, Chief Financial Officer, and Treasurer with an immediate effective date. Mr. Mastropietro’s resignation was not the result of a disagreement with the Company or any matter relating to the Company’s operations, policies, or practices. (See Exhibit 10.01, Resignation of Donald R. Mastropietro, attached hereto and incorporated herein by reference.)

Appointment of Officer

On June 15, 2010, the Company’s Board of Directors appointed Robert Cambridge to serve as the Company’s Chief Financial Officer, in addition to his continuing service as the Company’s Chief Executive Officer and Secretary.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired:

None.

(b)	Pro Forma Financial Information:

None.

(c)	Shell Company Transactions:

None.

(d)	Exhibits:

Exh. No.	Date	Document

10.01	June 15, 2010	Resignation of Donald R. Mastropietro.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2010	AMHN, INC.

	By:	/S/ ROBERT CAMBRIDGE
Robert Cambridge
Chief Executive Officer

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